                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

Date of Report:   June 27, 2000
-------------------------------
(Date of earliest event reported)

          TOYOTA MOTOR CREDIT RECEIVABLES CORPORATION ON BEHALF OF THE
                   TOYOTA AUTO RECEIVABLES 2000-A OWNER TRUST
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

         CALIFORNIA                    333-76505               33-036836

(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
of Incorporation)                                          Identification No.)

                      19300 Gramercy Place, North Building
                           Torrance, California 90509
                        -------------------------------
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (310) 468-7332


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ITEM 5. OTHER EVENTS

                  On June 27, 2000, Toyota Motor Credit Receivables Corporation ("TMCRC") and Toyota Motor Credit Corporation ("TMCC") entered into that certain Receivables Purchase Agreement dated as of June 1, 2000 (the "Receivables Purchase Agreement"), pursuant to which TMCC transferred to TMCRC certain retail installment sales contracts relating to certain new and used automobiles and light duty trucks (the "Receivables") and related property. On June 27, 2000, the Toyota Auto Receivables 2000-A Owner Trust, a Delaware business trust created pursuant to that certain Trust Agreement dated as of March 27, 2000, as amended and restated by the Amended and Restated Trust Agreement dated June 1, 2000 (collectively, the "Trust Agreement"), by and between TMCRC, as depositor, U.S. Bank National Association, as Owner Trustee, and First Union Trust Company, National Association, as Delaware Co-trustee, (the "Trust"), TMCRC, as seller, and TMCC, as servicer, entered into that certain Sale and Servicing Agreement dated as of June 1, 2000 (the "Sale and Servicing Agreement"), pursuant to which the Receivables and related property were transferred to the Trust. Also on June 27, 2000, the Trust caused the issuance, pursuant to an Indenture dated as of June 1, 2000 (the "Indenture"), by and between the Trust, as issuer, and U.S. Bank National Association, as indenture trustee, and pursuant to the Sale and Servicing Agreement, of the Notes, issued in the following classes: the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, and the Class A-4 Notes (collectively, the "Notes"). The Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes, with an aggregate scheduled principal balance, as of June 27, 2000, of $1,472,562,753.92, were sold to Merrill Lynch, Pierce, Fenner & Smith Incorporated, Morgan Stanley & Co. Incorporated, Deutsche Bank Securities Inc., Chase Securities Inc., Goldman, Sachs & Co., Salomon Smith Barney Inc. and Lehman Brothers, as underwriters (the "Underwriters"), pursuant to an Underwriting Agreement dated as of June 16, 2000, by and between TMCRC, TMCC and the Underwriters. The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form S-3 (Commission File No. 333-76505).

                  Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Sale and Servicing Agreement.

                  Attached as Exhibit 1.1 is the Underwriting Agreement, as
Exhibit 4.1 is the Sale and Servicing Agreement, as Exhibit 4.2 is the Indenture, as Exhibit 4.3 is the Receivables Purchase Agreement, as Exhibit 4.4 is the Trust Agreement and as Exhibit 4.5 is the Administration Agreement.

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EXHIBIT INDEX

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits

         The exhibit number corresponds with Item 601(a) of Regulation S-K.

         EXHIBIT NO.          DESCRIPTION

         Exhibit 1.1 Underwriting Agreement dated as of June 20, 2000, between TMCRC, TMCC and Morgan Stanley & Co. Incorporated and Merrill Lynch, Pierce, Fenner & Smith Incorporated, on behalf of themselves and as representatives of the several Underwriters.

         Exhibit 4.1 Sale and Servicing Agreement dated as of June 1, 2000, by and among the Registrant, as issuer, TMCRC, as seller, and TMCC, as servicer.

         Exhibit 4.2 Indenture dated as of June 1, 2000, by and between the Registrant, as issuer and U.S. Bank National Association, as indenture trustee.

         Exhibit 4.3 Receivables Purchase Agreement dated as of June 1, 2000, between TMCRC, as purchaser and TMCC, as seller.

         Exhibit 4.4 Trust Agreement dated as of June 1, 2000, between TMCRC, as depositor, U.S. Bank National Association, as Owner Trustee, and First Union Trust Company, National Association, as Delaware Co-trustee.

         Exhibit 4.5 Administration Agreement dated as of June 1, 2000, among the Registrant, as issuer, TMCC, as administrator, U.S. Bank National Association, as indenture trustee and U.S. Bank National Association, as owner trustee.

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                  Pursuant to the requirements of the Securities Exchange Act of
1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                             TOYOTA MOTOR CREDIT RECEIVABLES CORPORATION


                             By: /S/ LLOYD MISTELE
                                ----------------------------------------------
                                 Name:    Lloyd Mistele
                                 Title:   President

July 11, 2000


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                                            EXHIBIT INDEX

Item 601(a) of Regulation S-K

EXHIBIT NO.          DESCRIPTION

Exhibit 1.1 Underwriting Agreement dated as of June 16, 2000, between TMCRC, TMCC and Morgan Stanley & Co. Incorporated and Merrill Lynch, Pierce, Fenner & Smith Incorporated, on behalf of themselves and as representatives of the several Underwriters.

Exhibit 4.1 Sale and Servicing Agreement dated as of June 1, 2000, by and among the Registrant, as issuer, TMCRC, as seller, and TMCC, as servicer.

Exhibit 4.2 Indenture dated as of June 1, 2000, by and between the Registrant, as issuer and U.S. Bank National Association, as indenture trustee.

Exhibit 4.3 Receivables Purchase Agreement dated as of June 1, 2000, between TMCRC, as purchaser and TMCC, as seller.

Exhibit 4.4 Trust Agreement dated as of June 1, 2000, between TMCRC, as depositor, U.S. Bank National Association, as Owner Trustee, and First Union Trust Company, National Association, as Delaware Co-trustee.

Exhibit 4.5 Administration Agreement dated as of June 1, 2000, among the Registrant, as issuer, TMCC, as administrator, U.S. Bank National Association, as indenture trustee and U.S. Bank National Association, as owner trustee.